                         FIRST AMENDMENT TO AMENDED AND
                        RESTATED REGISTRATION AGREEMENT



     THIS FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION AGREEMENT ("Amendment") is made as of September 30, 1995, among Stericycle, Inc., a Delaware corporation (the "Company"), and the investors listed on the signature pages hereto (collectively, the "Investors").

                                    RECITALS


     A. The Company and the Investors are parties to that certain Amended and Restated Registration Agreement made as of October 19, 1994 (the "Registration Agreement").

     B. Pursuant to the terms of that certain Plan of Recapitalization, a copy of which is attached hereto (the "Plan of Recapitalization"), the Company has proposed to recapitalize the Company by reclassifying all of its outstanding preferred stock of all classes into its Class A Common Stock.

     C. The Company and the Investors desire to amend the Registration Agreement to clarify that the registration rights granted in the Registration Agreement will apply to the Class A Common Stock received by the Investors in exchange for the Company's preferred shares pursuant to the Plan of Recapitalization.

     NOW THEREFORE, the parties agree as follows:

     1. Section 1(a) of the Registration Agreement is amended to read as follows:

          (a) REQUESTS FOR REGISTRATION. At any time after the date of this Agreement, the holders of at least a majority of the Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and the holders of at least 25% of the Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration (the "Short-Form Registrations") available. At any time after the first to occur of (i) an initial public distribution which would trigger periodic public reporting with respect to the Company, or (ii) July 10, 1996, State Farm Mutual Automobile Insurance Company ("State Farm"), as long as it, along with its affiliates, is the holder of at least 80 % of the Common Stock received by State Farm pursuant to the Plan of Recapitalization (other than shares subsequently repurchased by the Company or previously sold pursuant to a registration hereunder), may request registrations under the Securities Act of all or part of the shares of its Registrable Securities on Form S-1 or any similar long-form registration (a "Preferred Long-Form Registration"). At any time after an initial public distribution which would trigger periodic public reporting with respect to the Company, Baxter Healthcare Corporation ("Baxter"), as long as it, along with its affiliates, is the holder of at least 50% of the Common Stock received by Baxter pursuant to the Plan of Recapitalization may request registration under the Securities Act of all or part of the shares of its Registrable Securities on Form S-1 or any similar long-form registration (the "Baxter Long-Form Registration"). Within ten days after receipt of any such request, the Company will give written notice of such request to all other holders of Registrable Securities and, subject to paragraph 1(d) hereof, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All Registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations."

     2. Section 1(c) of the Registration Agreement is hereby amended to read as follows:

          (c) SHORT-FORM REGISTRATIONS. In addition to the rights provided pursuant to paragraph 1(b) above, the holders of at least 25% of the Registrable Securities will be entitled to request an unlimited number of Short-Form Registrations. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. Once the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

     3. Section 8 of the Registration Agreement is hereby amended to read as follows:

          8.   DEFINITIONS.

          (a) The term "Affiliate" of a specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and, in the case of a Person who is an individual, shall include members of such specified Person's immediate family and trusts, if the trustee and all beneficiaries of such trust are such specified Person or member of such Person's immediate family.

          (b) The term "Common Stock" means the Company's Class A Common Stock, par value $0.01 per share.

          (c) The term "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          (d) The term "Preferred Stock" means any of the Company's Class A Preferred, par value $0.01 per share, Class B Preferred, par value $0.01 per share, Class C Preferred, par value $0.01 per share, Class D Preferred, par value $0.01 per share,

     Class E Preferred, par value $0.01 per share, Class F Preferred, par value $0.01 per share, Class H Preferred, par value $0.01 per share or Class I Preferred, par value $0.01 per share held by any Investor prior to the reclassification of such shares pursuant to the Plan of Recapitalization.

          (e) The term "Registrable Securities" means (i) any Common Stock issued to any Investor with respect to any of the Preferred Stock pursuant to the Plan of Recapitalization, (ii) any Common stock issued upon exercise of the Warrants, and (iii) any Common Stock issued or issuable with respect to the securities referred to in clauses (i) or (ii) by way of a stock dividend or stock split or in connection with A combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities such securities will cease to be Registrable Securities when they have been (i) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (H) sold to the public through a broker-dealer or market-maker in compliance with Rule 144 (or any similar rule then in force).

          (f) The term "Securities Act" means the Security Act of 1933, as amended, or any similar federal law then in force.

          (g) The term "Securities Exchange Act" means the Securities Exchange Act of 1934 as amended, or any similar federal law then in force.

          (h) The term "Warrants" means the warrants exercisable for shares of Common Stock issued to the purchasers of the Company's Class F Preferred Stock pursuant to that certain Class F Preferred Stock and Warrant Purchase Agreement dated March 16, 1994 by and between the Company and the original purchasers of the Company's Class F Preferred Stock.

     4. Section 9(g) of the Registration Agreement is hereby amended to read as follows:

          (G) NOTICES. All notices, demands, or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given to the recipient when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by reputable overnight express courier service, charges prepaid. Such notices, demands and other communications will be sent to the Investors at the address indicated in the Company's stock records and to the Company at the address indicated below:

                    Stericycle, Inc.
                    1419 Lake Cook Road, Suite 410
                    Deerfield, Illinois 60015
                    Attention: President
     or to such other address or to the attention of such other person as the recipient party has specified by prior written notice of the sending party.

     5.   Section 9(h) of the Registration Agreement is hereby deleted.

     6. The following is hereby added as Sections 9(h) through (i) of the Registration Agreement:

          (h) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (i) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (j) GOVERNING LAW. All questions concerning the construction, validity, and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of the State of Delaware.

     7. In all other respects the Registration Agreement, as amended hereby shall remain in full force and effect.

     8. The Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9. This Amendment shall be governed by and construed in accordance with the internal laws (and not the laws of conflict) of the State of Delaware.

     10. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. The parties agree that the signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        STERICYCLE, INC.

                                        By:  /s/ [Illegible]
                                             -----------------------------------
                                        Its: V.P. -- CFO
                                             -----------------------------------

                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                   AMENDED AND RESTATED REGISTRATION AGREEMENT

     The undersigned has read the First Amendment to Amended and Restated
Registration Agreement, dated as of September   , 1995, and hereby agrees to be
bound by its terms.


INVESTOR

JACK W. SCHULER



/s/ Jack W. Schuler
- -------------------------

                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                   AMENDED AND RESTATED REGISTRATION AGREEMENT

     The undersigned has read the First Amendment to Amended and Restated Registration Agreement, dated as of September 30, 1995, and hereby agrees to be bound by its terms.


MISSNER VENTURE PARTNERS II, L.P.



By:  /s/ [Illegible]
     ---------------------
Its: General Partner

                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                   AMENDED AND RESTATED REGISTRATION AGREEMENT

     The undersigned has read the First Amendment to Amended and Restated Registration Agreement, dated as of September 30, 1995, and hereby agrees to be bound by its terms.


SAFEWAY DISPOSAL SYSTEMS, INC.



By: /s/ Donald T. Pascal
    ---------------------
    Donald T. Pascal
    President

                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                   AMENDED AND RESTATED REGISTRATION AGREEMENT

     The undersigned has read the First Amendment to Amended and Restated Registration Agreement dated as of September 30, 1995, and hereby agrees to be bound by its terms.



INVESTOR

STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY


By:   /s/ Kurt G. Moser
      ------------------------------
Its:  Kurt G. Moser
      Vice President - Investments

BY:   /s/ John S. Concklin
      ------------------------------
Its:  John S. Concklin
      VICE PRESIDENT - FIXED INCOME

                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                   AMENDED AND RESTATED REGISTRATION AGREEMENT

     The undersigned have read the First Amendment to Amended and Restated Registration Agreement, dated as of September 30, 1995, and hereby agree to be bound by its terms.


GALEN PARTNERS, L.P.

By:  BGW Partners L.P., its General Partner

     By:  /s/ Bruce F. Wesson
          -----------------------------------
          Bruce F. Wesson, General Partner

GALEN PARTNERS INTERNATIONAL, L.P.

By:  BGW Partners L.P., its General Partner

     By:  /s/ Bruce F. Wesson
          -----------------------------------
          Bruce F. Wesson, General Partner

                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                   AMENDED AND RESTATED REGISTRATION AGREEMENT

     The undersigned has read the First Amendment to Amended and Restated Registration Agreement, dated as of September 30, 1995, and hereby agrees to be bound by its terms.


BAXTER HEALTHCARE CORPORATION

By:  /s/ [Illegible]
     ---------------------
Its: Vice President

                 AMENDED AND RESTATED REGISTRATION AGREEMENT

     THIS AGREEMENT is made as of October 19, 1994, among Stericycle, Inc., a Delaware corporation (the "COMPANY"), the Purchasers (as defined below) and the investors listed on the signature pages hereto (collectively, the "INVESTORS").

                                  RECITALS

     This Agreement amends and restates that certain Amended and Restated Registration Agreement made as of September 29, 1994 (the "CLASS H REGISTRATION AGREEMENT") among the Company and certain holders of the Company's Preferred Stock. Collectively, the undersigned Investors own at least a majority of the Registrable Securities, as such term is defined in the Class H Registration Agreement. The undersigned Investors also hereby consent to the Company's granting of the rights contained herein to the holders of the Class I Preferred.

     The Company and certain investors (the "PURCHASERS") are parties to a Class I Preferred Stock Purchase Agreement, dated as of the date hereof (the "CLASS I PURCHASE AGREEMENT"), pursuant to which the Purchasers have agreed, subject to certain conditions, to purchase shares of Class I Preferred. In order to induce the Purchasers to enter into the Class I Purchase Agreement, the Company has agreed to provide the Purchasers with the registration rights set forth in this Agreement. The execution a delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Class I Purchase Agreement.

     Except as otherwise indicated, capitalized terms used herein are defined in Part 8 hereof.

     NOW THEREFORE, the parties agree as follows:

     1.   DEMAND REGISTRATIONS.

     (a) REQUESTS FOR REGISTRATION. At any time after the date of this Agreement, the holders of at least a majority of the Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("LONG-FORM REGISTRATIONS"), and the holders of at least 25% of the Preferred Stock may request registration under the Securities Act of all or part of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("SHORT-FORM REGISTRATIONS") if available. At any time after the first to occur of (i) an initial public distribution which would trigger periodic public reporting with respect to the Company or (ii) July 10, 1996, State Farm Mutual Automobile Insurance Company ("STATE FARM"), as long as it, along with its affiliates, is the holder of at least 80% of the sum of the number of shares of the Class C Preferred which it purchased pursuant to the Class C Preferred Stock Purchase Agreement dated as of July 10, 1991 by and between the Company and State Farm plus the number of shares of Class D Preferred which it purchased pursuant to the Class D Preferred Stock Purchase Agreement dated as of June 25, 1992 by and between the Company and State Farm (other than shares subsequently repurchased by the Company or previously sold pursuant to a registration hereunder), may request registrations under the Securities Act of all or part of the shares of Common Stock into which their shares of Preferred Stock are convertible on Form S-1 or any similar long-form registration (a "PREFERRED LONG-FORM REGISTRATION). At any time after an initial public distribution which would trigger periodic public reporting with respect to the Company, Baxter Healthcare Corporation ("BAXTER"), as long as it, along with its affiliates, is the holder of at least 50% of the shares of Class E Preferred which Baxter purchased pursuant to the Class E Preferred Stock Purchase Agreement dated as of October 12, 1993, may request registration under the Securities Act of all or part of the shares of Common Stock into which their shares of Class E Preferred are convertible on Form S-1 or any similar long-form registration (the "BAXTER LONG-FORM REGISTRATION"). Within ten days after receipt of any such request, the Company will give written notice of such request to all other holders of Registrable Securities and, subject to paragraph 1(d) hereof, will include in such registration all Registrable

Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "DEMAND REGISTRATIONS."

     (b) LONG-FORM REGISTRATIONS. The holders of Registrable Securities will be entitled to request two Long-Form Registrations hereunder, State Farm shall be entitled to request two Preferred Long-Form Registrations and Baxter shall be entitled to request one Baxter Long-Form Registration; provided that no registration initiated as a Long-Form Registration, a Preferred Long-Form Registration or a Baxter Long-Form Registration will count as a Long-Form Registration, a Preferred Long-Form Registration or a Baxter Long-Form Registration, as the case may be, unless it becomes effective under the Securities Act and unless and until the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration.

     (c) SHORT-FORM REGISTRATIONS. In addition to the rights provided pursuant to paragraph 1(b) above, the holders of at least 25% of the Preferred Stock will be entitled to request an unlimited number of Short-Form Registrations. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. Once the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

     (d) PRIORITY ON DEMAND REGISTRATIONS. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the written consent of the holders of at least a majority of the Registrable Securities requesting such registration. If other securities are permitted to be included in a Demand Registration which is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering, the Company will include in such registration, prior to the inclusion of any securities which are not Registrable

Securities, the number of Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold, pro rata among the respective holders on the basis of the amount of Registrable Securities owned.

     (e) RESTRICTIONS ON LONG-FORM REGISTRATIONS. The Company will not be obligated to effect any Long-Form Registration within six months after the effective date of a previous Long-Form Registration.

     (f) SELECTION OF UNDERWRITERS. The holders of a majority of the Registrable Securities included in any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering. The holders of Registrable Securities shall consult with the Company's board of directors regarding the selection of investment banker(s) and manager(s) prior to the time when the holders of Registrable Securities exercise their right to make such selection; provided, however, that the Company's board of directors shall be bound by the decision of the holders of Registrable Securities regarding their choice of investment bankers And managers.

     (g) OTHER REGISTRATION RIGHTS. The Company will not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the holders of at least a majority of the Registrable Securities.

     (h) DEMAND REGISTRATION EXPENSES. The Registration Expenses of the holders of Registrable Securities in all Demand Registrations will be paid by the Company in accordance with paragraph 5 hereof.

     2.   PIGGYBACK REGISTRATIONS.

     (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration (subject to the priorities set forth in paragraphs 2(c) and 2(d) below) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 business days after the receipt of the Company's notice.

     (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities in all Piggyback Registrations will be paid by the Company in accordance with paragraph 5 hereof.

     (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell,
(ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by such holders, and (iii) third, other securities requested or permitted to be included in such registration.

     (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (other than a Demand Registration), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities offered for sale by such holders and (iii) third, other securities requested or permitted to be included in such registration.

     (e) SELECTION OF UNDERWRITERS. The Company shall select the investment banker(s) and manager(s) for any Piggyback Registration which is an underwritten offering, subject to the approval of the holders of a majority of the Registrable Securities (which approval shall not be unreasonably withheld).

     (f) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form) , whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

     3.   HOLDBACK AGREEMENTS.

     (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 120-day period beginning on the effective date of any underwritten public offering of equity securities of the Company (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

     (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 120-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its equity securities (or any securities convertible into or exchangeable or exercisable for such securities) in any purchase from the Company consummated at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

     (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

     (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) subject itself to taxation in any jurisdiction in which it would not otherwise be subject to taxation but for this subparagraph or (ii) consent to general service of process in any jurisdiction);

     (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

     (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

    (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (j) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

     (k) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least lot of the securities covered by such registration statement); and

     (l) make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days after the end of the 12-month period beginning with the first-month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statements shall cover said 12-month period.

     5.    REGISTRATION EXPENSES.

     (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the company and all independent certified public accountants underwriters (excluding discounts and commissions as set forth in paragraph 5(c) below) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), will be borne by the Company. Registration Expenses shall also include the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of hiring any experts, the expense of obtaining a "cold comfort" letter from the Company's outside auditors, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

     (b) In connection with each Demand Registration, other than a Preferred Long-Form Registration hereunder, and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for out of pocket expenses of such holders and the reasonable fees and disbursements of one counsel chosen by the holders of a majority of such Registrable Securities. In connection with one Preferred Long-Form Registration commenced after such time as the Company has had an effective Registration Statement on Form S-1 on file with the Securities and Exchange Commission, the Company will reimburse the holders of Registrable Securities covered by such registration for out of pocket expenses and the reasonable fees and disbursements of one counsel chosen by the holders of a majority of such Registrable Securities.

     (c) Each holder of securities included in any registration hereunder will pay any discounts and commissions attributable to the registration and sale of such holder's securities incurred upon the sale of such securities.

     6.    INDEMNIFICATION.

     (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

     (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Securities and the liability of each such holder of Registrable Securities will be in proportion to and limited to the net amount received by such holder from the sale of Registrable Securities pursuant to such registration statement.

     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, that failure to give such notice will not prejudice such Person's right to indemnification from the indemnifying party, except as to any losses suffered by such Person which are attributable to such Person's failure to promptly give such notice to such indemnifying party and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such,indemnified party and will survive the transfer of securities and the termination of this Agreement. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     8.    DEFINITIONS.

     (a) The term "AFFILIATE" of a specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and, in the case of a Person who is an individual, shall include members of such specified Person's immediate family and trusts, if the trustee and all beneficiaries of such trust are such specified Person or member of such Person's immediate family.

     (b) The term "CLASS A PREFERRED" means the Company's Class A Preferred Stock, par value $0.01 per share.

     (c) The term "CLASS B PREFERRED" means the Company's Class B Preferred Stock, par value $0.01 per share.

     (d) The term "CLASS C PREFERRED" means the Company's Class C Preferred Stock, par value $0.01 per share.

     (e) The term "CLASS D PREFERRED" means the Company's Class D Preferred Stock, par value $0.01 per share.

     (f) The term "CLASS E PREFERRED" means the Company's Class E Preferred Stock, par value $0.01 per share.

     (g) The term "CLASS F PREFERRED" means the Company S Class F Preferred Stock, par value $0.01 per share.

     (h) The term "CLASS H PREFERRED" means the Company S Class H Preferred Stock, par value $0.01 per share.

     (i) The term "CLASS I PREFERRED" means the Company's Class I Preferred Stock, par value $0.01 per share.

     (j) The term "COMMON STOCK" means the Company's Common Stock, par value $0.01 per share.

     (k) The term "REGISTRABLE SECURITIES" means (i) any Common Stock issued upon conversion of the Preferred Stock or exercise of the Warrants, and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been W effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (ii) sold to the public through a broker-dealer or market-maker in compliance with Rule 144 (or any similar rule then in force). For purposes of this Agreement, any Person who holds Preferred Stock will be deemed to be the holder of the Registrable Securities obtainable upon conversion of the Preferred Stock regardless of any restriction on the conversion of the Preferred Stock then in effect.

     (1) The term "PREFERRED STOCK" means the Class A Preferred, the Class B Preferred, the Class C Preferred, the Class D Preferred, the Class E Preferred, the Class F Preferred, the Class H Preferred, and the Class I Preferred.

     (m) The term "WARRANTS" means the warrants exercisable for shares of Common Stock issued to the purchasers of the Class F Preferred pursuant to the Class F Purchase Agreement.

     (n) Unless otherwise expressly stated herein, all other capitalized terms used contained herein have the meanings set forth in the Asset Purchase Agreement.

     9.    MISCELLANEOUS.

     (a) NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

     (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

     (c) REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     (d) AMENDMENTS AND WAIVERS. The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of holders of at least a majority of the Registrable Securities, except that any amendment to or waiver of any provision hereof which would (i) otherwise affect the right of State Farm to effect a Preferred Long-Form Registration hereunder shall not be effective unless the Company has obtained the written consent of State Farm, (ii) otherwise affect the right of Baxter to effect the Baxter Long-form Registration hereunder shall not be effective unless the Company has obtained the written consent of Baxter and (iii) materially and adversely affect any class of Preferred Stock in a manner which is not substantially similar to the effect on all classes of Preferred Stock shall not be effective unless the Company has obtained the written consent of the holders of a majority of each such class.

     (e) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

     (f) AMENDMENT OF PRIOR AGREEMENTS. This Agreement amends and restates in its entirety the Class H Registration Agreement.

     (g) NOTICES. The paragraph entitled "NOTICES" is hereby incorporated by reference from (i) the Stock Purchase Agreement dated December 18, 1989 between the Company and the holders of the Class A Preferred, as amended,
(ii) the Class B Purchase Agreement between the Company and the holders of the Class B Preferred dated November 14, 1990, as amended, (iii) the several Class C Purchase Agreements between the Company and the holders of the Class C Preferred dated July 10, 1991 and August 21, 1991, as amended, (iv) the Class D Purchase Agreement between the Company and the holders of the Class D Preferred dated June 25, 1992, as amended, (v) the Class E Preferred Stock Purchase Agreement dated as of October 12, 1993 between the Company and Baxter, as amended, (vi) the Class F Purchase Agreement between the Company and the holders of the Class F Preferred dated March 16, 1994, as amended,
(vii) the Asset Purchase Agreement between, inter alia, the Company and the holders of the Class H Preferred, dated September 29, 1994, and (viii) the Class I Purchase Agreement between the Company and the holders of the Class I Preferred dated as of the date hereof.

     (h) INCORPORATION OF PURCHASE AGREEMENT PROVISIONS. The paragraphs entitled "SEVERABILITY," "COUNTERPARTS," "DESCRIPTIVE HEADINGS," and "GOVERNING LAW" of the Class F Purchase Agreement are hereby incorporated in this Agreement by reference and made a part hereof.


                             *    *    *    *    *

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Agreement as of the date first written above.

                                       STERICYCLE, INC.
                                       By:   [ILLEGIBLE]
                                       Its:  V.P. CFO

                          SIGNATURE PAGE TO AMENDED AND RESTATED
                                 REGISTRATION AGREEMENT

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

Investor

BAXTER HEALTHCARE CORPORATION

By:      MICHAEL A. MUSSALLEN
         Michael A. Mussallen
Its:     Group Vice President

                     SIGNATURE PAGE TO AMENDED AND RESTATED
                            REGISTRATION AGREEMENT

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

Investor

MARQUETTE VENTURE PARTNERS, L.P.

     By:  MARQUETTE VENTURE ASSOCIATES, L.P.
     Its  General Partner
     By:  MARQUETTE MANAGEMENT PARTNERS
     Its  General Partner

By:  JOHN PATRINIE
     Its General Partner

     Corporate 500 Centre
     520 Lake Cook Road, Suite 450
     Deerfield, Illinois 60015

     with A copy to:

     Kirkland & Ellis

     200 E. Randolph Drive
     Chicago, Illinois 60601
     Attn: Willard G. Fraumann, P.C.

                        SIGNATURE PAGE TO AMENDED AND RESTATED
                                REGISTRATION AGREEMENT

     The undersigned has read the AMended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

Investor

JACK W. SCHULER

JACK W. SHULER
Crab Tree Farm - P.O. Box 529
Lake Bluff, IL 60044

                       SIGNATURE PAGE TO AMENDED AND RESTATED
                                REGISTRATION AGREEMENT

                    SIGNATURE PAGE FOR EXECUTION BY NATURAL PERSONS

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

Purchaser

PETER VARDY
(Signature)


PETER VARDY
(Print or type name)

                      SIGNATURE PAGE TO AMENDED AND RESTATED
                              REGISTRATION AGREEMENT

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

Investor

STATE FARM MUTUAL AUTOMOBILE
INSURANCE COMPANY

By:  JOHN S. CONCKLIN
Its: John S. Concklin, Investment Officer

By:  WILLIAM J. HESS
Its: William J. Hess, Assistant Secretary

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                           REGISTRATION AGREEMENT

          SIGNATURE PAGE FOR EXECUTION BY CORPORATIONS OR PARTNERSHIPS

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

Investor


Name of
Entity:  Galen Partners, L.P.


By:  /s/ Bruce F. Wesson
     ----------------------------------
     Bruce F. Wesson

Its: General Partner of BGW
     ----------------------------------
     Partners, L.P., a General Partner

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         REGISTRATION AGREEMENT

          SIGNATURE PAGE FOR EXECUTION BY CORPORATIONS OR PARTNERSHIPS

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

Invest of


Name of
Entity:  Galen Partners International, L.P.


By:  /s/ Bruce F. Wesson
     ----------------------------------
     Bruce F. Wesson

Its: General Partner of BGW
     ----------------------------------
     Partners, L.P., a General Partner

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                          REGISTRATION AGREEMENT

         SIGNATURE PAGE FOR EXECUTION BY CORPORATIONS, PARTNERSHIPS,
                        TRUSTS, AND OTHER ENTITIES

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

Purchaser


Name of
Entity:  PBB CO for Rex James Botes IRA


By:  /s/ [illegible]
     ----------------------------------

Its: Trust Officer
     ----------------------------------


Address

PBB CO for Rex James Botes IRA
- ---------------------------------------
P.O. Box 68
- ---------------------------------------
Bloomington, IL  61702-0068
- ---------------------------------------

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                          REGISTRATION AGREEMENT

         SIGNATURE PAGE FOR EXECUTION BY CORPORATIONS OR PARTNERSHIPS

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

Investor


Name of
Entity:  Baird Capital Partners, L.P.

By:  /s/ [illegible]
     ----------------------------------
Its: Vice President
     ----------------------------------

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                          REGISTRATION AGREEMENT

          SIGNATURE PAGE FOR EXECUTION BY CORPORATIONS OR PARTNERSHIPS

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.


Investor


Name of
Entity:   RWBCO II, L.P.


By:  /s/ Jon E. Coulten
     ----------------------------------

Its: Vice President
     ----------------------------------

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         REGISTRATION AGREEMENT

              SIGNATURE PAGE FOR EXECUTION BY NATURAL PERSONS

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

Purchaser

/s/ Ralph M. Segall
- ---------------------------------------
(Signature)

Ralph M. Segall
- ---------------------------------------
(Print or type name)

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                          REGISTRATION AGREEMENT

              SIGNATURE PAGE FOR EXECUTION BY NATURAL PERSONS

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

Purchaser


/s/ G. F. Kasten, Jr.
- ---------------------------------------
(Signature)

G. F. Kasten Jr.
- ---------------------------------------
(Print or type name)

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                       REGISTRATION AGREEMENT

              SIGNATURE PAGE FOR EXECUTION BY NATURAL PERSONS

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.


Purchaser

/s/ James D. Bell
- ---------------------------------------
(Signature)

James D. Bell
- ---------------------------------------
(Print or type name)

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                          REGISTRATION AGREEMENT

              SIGNATURE PAGE FOR EXECUTION BY NATURAL PERSONS

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.


Purchaser


/s/ William H. Schield Jr.
- ---------------------------------------
(Signature)

William H. Schield Jr.
- ---------------------------------------
(Print or type name)

                    SIGNATURE PAGE TO AMENDED AND RESTATED
                            REGISTRATION AGREEMENT

               SIGNATURE PAGE FOR EXECUTION BY NATURAL PERSONS

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.


Purchaser


/s/ Robert M. Reardon
- ---------------------------------------
(Signature)

Robert M. Reardon
- ---------------------------------------
(Print or type name)

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                          REGISTRATION AGREEMENT

               SIGNATURE PAGE FOR EXECUTION BY NATURAL PERSONS

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.


Purchaser

/s/ [Illegible]
- ---------------------------------------
(Signature)

- ---------------------------------------
(Print or type name)

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                           REGISTRATION AGREEMENT

              SIGNATURE PAGE FOR EXECUTION BY NATURAL PERSONS

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.


Purchaser


/s/ Irwin W. Horwitch
- ---------------------------------------
(Signature)

Irwin W. Horwitch
Linda Horwitch
- ---------------------------------------
(Print or type name)

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                          REGISTRATION AGREEMENT

               SIGNATURE PAGE FOR EXECUTION BY NATURAL PERSONS

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.


Purchaser


/s/ Herbert A. P. Doree
- ---------------------------------------
(Signature)

Herbert A. P. Doree
- ---------------------------------------
(Print or type name)

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                          REGISTRATION AGREEMENT

         SIGNATURE PAGE FOR EXECUTION BY CORPORATIONS, PARTNERSHIPS,
                        TRUSTS, AND OTHER ENTITIES


     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.


Purchaser     Davis U. Merwin


Name of
Entity:  The Northern Trust Company, as custodian


By:  /s/ Kathleen M. Sullivan
     ----------------------------------


Its: Trust Officer
     ----------------------------------


Address

50 South LaSalle Street
- ---------------------------------------
Chicago, IL 60675
- ---------------------------------------

- ---------------------------------------

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                           REGISTRATION AGREEMENT

         SIGNATURE PAGE FOR EXECUTION BY CORPORATIONS, PARTNERSHIPS,
                         TRUSTS, AND OTHER ENTITIES

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

PURCHASER

Name of   SUSAN STEIN ELMENDORF
Entity:

By: [Illegible]
    -------------------------

Its: AS CUSTODIAN
     ------------------------

Address

FIDUCIARY TRUST CO. INTL
- -----------------------------

TWO WORLD TRADE CENTER
- -----------------------------

NEW YORK, N.Y. 10048
- -----------------------------

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                           REGISTRATION AGREEMENT

         SIGNATURE PAGE FOR EXECUTION BY CORPORATIONS, PARTNERSHIPS,
                         TRUSTS, AND OTHER ENTITIES

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

PURCHASER

Name of  SYDNEY STEIN TRUST U/A/D 9/9/81
Entity:

By: [Illegible]
    -------------------------

Its: AS CUSTODIAN
     ------------------------

Address

FIDUCIARY TRUST CO. INTL
- -----------------------------

TWO WORLD TRADE CENTER
- -----------------------------

NEW YORK, N.Y. 10048
- -----------------------------

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                           REGISTRATION AGREEMENT

         SIGNATURE PAGE FOR EXECUTION BY CORPORATIONS, PARTNERSHIPS,
                         TRUSTS, AND OTHER ENTITIES

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

PURCHASER

Name of:   THE MARGARET E. EARLY MEDICAL
Entity:    RESEARCH TRUST


By: [Illegible]
    -------------------------

Its: TRUSTEE
     ------------------------


Address

ELI R. DUBROW
- ----------------------------------

611 WEST SIXTH STREET - 30th FLOOR
- ----------------------------------

LOS ANGELES, CALIFORNIA 90017
- ----------------------------------

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                           REGISTRATION AGREEMENT

         SIGNATURE PAGE FOR EXECUTION BY CORPORATIONS, PARTNERSHIPS,
                         TRUSTS, AND OTHER ENTITIES

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

PURCHASER

Name of   SHIRLEY M. WINTER LIVING TRUST dated 3/27/83
Entity:

By: SHIRLEY M. WINTER, [Illegible]
    ------------------------------

Its: CO-TRUSTEES
     -----------------------------

Address

F.H. WINTER
- ----------------------------------

114 SEAGULL LN
- ----------------------------------

SARASOTA FL 34236
- ----------------------------------

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                           REGISTRATION AGREEMENT

         SIGNATURE PAGE FOR EXECUTION BY CORPORATIONS, PARTNERSHIPS,
                         TRUSTS, AND OTHER ENTITIES

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

PURCHASER

Name of
Entity:   JASTLA & CO.

By: [Illegible]
    ------------------------------

Its: PARTNER
     -----------------------------

Address

c/o NationsBank Trust Company, N.A.
- -----------------------------------------

Attn: Mrs. L. Christensen (DCl-703-01-03)
- -----------------------------------------

730-15th STREET, N.W.
- -----------------------------------------

Washington, D.C. 20005
- -----------------------------------------

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                           REGISTRATION AGREEMENT

         SIGNATURE PAGE FOR EXECUTION BY CORPORATIONS, PARTNERSHIPS,
                         TRUSTS, AND OTHER ENTITIES

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

PURCHASER

Name of
Entity:   MODEL CHARITABLE LEND TRUST

By: PETE MODEL
    ------------------------------

Its: TRUSTEE
     -----------------------------

Address

c/o PETE MODEL
- ----------------------------------

500 EAST 63 ST. 24K
- ----------------------------------

NEW YORK, NY 10021
- ----------------------------------

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                           REGISTRATION AGREEMENT

               SIGNATURE PAGE FOR EXECUTION BY NATURAL PERSONS

     The undersigned has read the Amended and Restated Registration Agreement, dated as of October 19, 1994, and hereby agrees to be bound by its terms.

PURCHASER

[Illegible]
- -----------------------------
(Signature)

FRED RAPP
- -----------------------------
(Print or type name)